MARTIN CURRIE SMASH SERIES EM FUND

Schedule of Investments (unaudited)	April 30, 2021

SECURITY	SHARES	VALUE
COMMON STOCKS - 98.6%
COMMUNICATION SERVICES - 3.8%
Interactive Media & Services - 3.8%
NAVER Corp.	94,695	$30,514,711	(a)

CONSUMER DISCRETIONARY - 8.4%
Automobiles - 3.0%
Maruti Suzuki India Ltd.	279,416	24,342,578	(a)

Textiles, Apparel & Luxury Goods - 5.4%
Titan Co. Ltd.	2,154,638	43,361,951	(a)

TOTAL CONSUMER DISCRETIONARY		67,704,529

CONSUMER STAPLES - 3.5%
Food & Staples Retailing - 0.9%
Robinsons Retail Holdings Inc.	6,740,070	7,348,839	(a)

Personal Products - 2.6%
LG Household & Health Care Ltd.	15,326	21,172,402	(a)

TOTAL CONSUMER STAPLES		28,521,241

ENERGY - 4.0%
Oil, Gas & Consumable Fuels - 4.0%
Reliance Industries Ltd.	1,205,540	32,437,322	(a)

FINANCIALS - 13.9%
Banks - 11.1%
Kotak Mahindra Bank Ltd.	611,479	14,428,609	*(a)
OTP Bank Nyrt	828,726	37,248,857	*(a)
Ping An Bank Co. Ltd., Class A Shares	6,423,044	23,101,906	(a)
TCS Group Holding PLC, Registered Shares, GDR	260,648	15,097,122	(a)(b)

Total Banks		89,876,494

Capital Markets - 2.8%
B3 SA - Brasil Bolsa Balcao	2,391,300	22,693,369

TOTAL FINANCIALS		112,569,863

HEALTH CARE - 5.0%
Health Care Providers & Services - 1.5%
Odontoprev SA	5,118,400	12,089,188

Pharmaceuticals - 3.5%
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H Shares	4,398,000	27,915,293	(a)

TOTAL HEALTH CARE		40,004,481

INDUSTRIALS - 3.7%
Electrical Equipment - 3.7%
Contemporary Amperex Technology Co. Ltd., Class A Shares	505,281	30,186,594	(a)

See Notes to Schedule of Investments.

Martin Currie SMASh Series EM Fund 2021 Quarterly Report	1

MARTIN CURRIE SMASH SERIES EM FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2021

SECURITY	SHARES	VALUE
INFORMATION TECHNOLOGY - 36.0%
Electronic Equipment, Instruments & Components - 8.1%
Delta Electronics Inc.	2,195,000	$23,964,474	(a)
Samsung SDI Co. Ltd.	46,192	26,952,415	(a)
Wuxi Lead Intelligent Equipment Co. Ltd., Class A Shares	1,093,769	14,885,323	(a)

Total Electronic Equipment, Instruments & Components		65,802,212

Semiconductors & Semiconductor Equipment - 8.5%
Globalwafers Co. Ltd.	1,052,000	32,888,109	(a)
SK Hynix Inc.	313,007	35,836,966	(a)

Total Semiconductors & Semiconductor Equipment		68,725,075

Technology Hardware, Storage & Peripherals - 19.4%
Samsung Electronics Co. Ltd.	1,604,085	117,214,202	(a)
Samsung Electronics Co. Ltd., Registered Shares, GDR	21,564	39,237,179	(a)

Total Technology Hardware, Storage & Peripherals		156,451,381

TOTAL INFORMATION TECHNOLOGY		290,978,668

MATERIALS - 20.3%
Chemicals - 13.1%
Asian Paints Ltd.	778,912	26,623,808	(a)
LG Chem Ltd.	77,985	65,168,463	(a)
Orbia Advance Corp. SAB de CV	4,922,200	13,767,678

Total Chemicals		105,559,949

Construction Materials - 2.7%
UltraTech Cement Ltd.	256,394	21,724,652	(a)

Metals & Mining - 4.5%
Antofagasta PLC	1,424,271	36,730,259	(a)

TOTAL MATERIALS		164,014,860

TOTAL INVESTMENTS - 98.6% (Cost - $675,737,635)		796,932,269
Other Assets in Excess of Liabilities - 1.4%		11,184,641

TOTAL NET ASSETS - 100.0%		$808,116,910

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation(s) used in this schedule:

GDR	— Global Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

2	Martin Currie SMASh Series EM Fund 2021 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Martin Currie SMASh Series EM Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadvisers do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly

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Notes to Schedule of Investments (unaudited) (cont’d)

known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

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Notes to Schedule of Investments (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)*	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Financials	$22,693,369	$89,876,494	—	$112,569,863
Health Care	12,089,188	27,915,293	—	40,004,481
Materials	13,767,678	150,247,182	—	164,014,860
Other Common Stocks	—	480,343,065	—	480,343,065

Total Investments	$48,550,235	$748,382,034	—	$796,932,269

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

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